                                            ***Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                           Under 17 C.F.R. Sections 200.80(b)(4)
                                                            200.83 and 240.24b-2



                          RICOCHET2 RESELLER AGREEMENT


         THIS RICOCHET2 RESELLER AGREEMENT is made as of June 20, 1999 (the "Effective Date") by and between METRICOM, INC., a Delaware corporation ("Metricom"), and MCI WORLDCOM, INC., a Georgia corporation ("MCI WorldCom") (together, the "Parties").


                                    RECITALS

         WHEREAS, Metricom has developed a proprietary 128Kbps wireless, mobile Internet access service that Metricom intends to market under the name Ricochet2 (the "Service") as more fully defined in the attached Exhibit A; and

         WHEREAS, Metricom desires to appoint MCI WorldCom as a non-exclusive reseller of the Service in the Territory (as hereinafter defined), and MCI WorldCom wishes to accept such appointment, all pursuant to the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants, promises, representations and warranties set forth herein, the parties hereby agree as follows:


                                    AGREEMENT

1. DEFINITIONS. As used herein, the following terms have the meaning ascribed below:

         1.1 "AFFILIATE" means any entity controlling, controlled by, or under common control with a party.

         1.2 "AGREEMENT YEAR" means the twelve months from July 1 through June 30 of the following calendar year, provided that, if the date that the Service is ready for commercial operation in all of the Phase I GSAs (as set forth on Schedule 1.3) is later than July 1, 2000, then the "Agreement Year" means the twelve months from the date that the Service is first ready for commercial operation in all of the Phase I GSAs and each anniversary thereof. The Service will be ready for commercial operation in a GSA when the network through which Metricom will provide the Service covers [ *** ] of the population within the Network Covered Area of the GSA.

         1.3 "DEPLOYMENT SCHEDULE" means the schedule, attached hereto as
Schedule 1.3, according to which Metricom intends to build out the network through which Metricom will provide the Service.



--------------------
* Confidential Treatment Requested

         1.4 "SUBSCRIBER DOCUMENTATION" means documentation prepared by Metricom (in hard copy, electronic and/or online form) regarding the proper installation, set-up and operation of the Service.

         1.5 "FORECAST SUBSCRIBERS" means the volume of Total Net Cumulative MCI WorldCom Subscribers in the respective Agreement Years projected by MCI WorldCom as set forth in Schedule 1.5 hereto.

         1.6 "GSA" means a city, together with nearby communities that have a high degree of economic and social integration with that city, including suburban areas generally considered part of the same metropolitan area. The area of total square miles covered within each GSA will be at least as large as set forth on Schedule 1.3. Specific municipalities and other areas included in the GSAs are determined based upon measures of market demographics as determined though market data from [ *** ] or similar organizations to maximize [ *** ] and their [ *** ].

         1.7 "GUARANTEED SUBSCRIBERS" means the minimum volume of Total Net Cumulative MCI WorldCom Subscribers in the respective Agreement Years guaranteed by MCI WorldCom as set forth in Schedule 1.7 hereto.

         1.8 "MARKS" means trademarks, service marks, logos, and trade names, whether or not registered.

         1.9 "MCI WORLDCOM NON-COMPETE CUSTOMER" means any of [ *** ].

         1.10 "MCI WORLDCOM RESELLER" has the meaning set forth in Section 3.2.

         1.11 "MCI WORLDCOM SUBSCRIBER" means a Subscriber who has been registered for the Service by MCI WorldCom or by any MCI WorldCom Reseller in accordance with this Agreement.

         1.12 "NETWORK COVERED AREA" means the portion of the GSA to be covered by the network (including the square miles set forth in Schedule 1.3).

         1.13 "PROMOTIONAL MATERIALS" means promotional publications, documents, software, equipment or other marketing collateral prepared or disseminated by Metricom in connection with its efforts to sell the Service to Subscribers.

         1.14 "PURCHASE AGREEMENT" means the Series A Preferred Stock Purchase Agreement between Metricom, MCI WorldCom and Vulcan Ventures Incorporated dated of even date herewith.



--------------------
* Confidential Treatment Requested

         1.15 "REGIONAL ROAMING" means the ability to access and use the Service anywhere in one of up to seven (7) geographic areas, defined by MCI WorldCom, provided that no geographic area includes more than [ *** ] of the potential MCI WorldCom Subscribers.

         1.16  "SUBSCRIBER" means an end user of the Service.

         1.17 "TERRITORY" means the fifty (50) states of the United States of America.

         1.18 "TOTAL NET CUMULATIVE MCI WORLDCOM SUBSCRIBERS" means the total number of MCI WorldCom Subscribers registered in accordance with this Agreement as of any given date, less the number of MCI WorldCom Subscribers that have canceled their subscriptions to the Service prior to such date.

         1.19 "UNRESTRICTED ROAMING" means the ability to access and use the Service anywhere in the Territory where the Service is then-currently available.

2.   RESALE OF THE SERVICE.

         2.1 APPOINTMENT. Metricom hereby appoints MCI WorldCom, and MCI WorldCom hereby accepts appointment, as Metricom's non-exclusive reseller of the Service in the Territory. In connection therewith, MCI WorldCom will identify, register, and provide first level sales support and first level customer support to MCI WorldCom Subscribers in accordance with this Agreement.

         2.2 NATURE OF APPOINTMENT. MCI WorldCom understands that, subject to
Section 2.3, this appointment is non-exclusive and that Metricom will establish other means of distribution, appoint other distributors and resellers, and/or use its own direct sales personnel to identify, register and support Subscribers and to promote the Service. Similarly, Metricom understands that MCI WorldCom may market, sell and distribute services similar or identical to the Service, whether provided directly by MCI WorldCom or a third party.

         2.3 LIMITED NON COMPETE. Notwithstanding the non-exclusive nature of this Agreement, so long as MCI WorldCom has substantially performed all of its material obligations hereunder, [ *** ]. The Parties will work together in good faith to support MCI WorldCom's efforts to enter into an agreement with each of the [ *** ] (who will become MCI WorldCom Resellers upon the execution of such agreement).

         2.4 METRICOM RIGHTS. Nothing in this Agreement will be construed in any way to limit Metricom's right to do either or both of the following at any time in Metricom's sole discretion: (a) reject or terminate the subscription of any MCI WorldCom Subscriber that is in violation of the applicable terms of service and (b) subject to Sections 2.3 and 5.7, enter into arrangements of any kind whatsoever with other parties regarding the marketing and distribution of the Service. Nothing in this Agreement will be construed in any way to limit MCI WorldCom's right to enter into similar or dissimilar contracts with third parties regarding similar services.



--------------------
* Confidential Treatment Requested

         2.5 ADDITIONAL SERVICES. Metricom may develop other services that enhance or complement the Service. MCI WorldCom will have the option, but not the obligation, to buy any additional services from Metricom at prices and terms to be negotiated in good faith by the Parties; provided that all additional services be subject to Section 5.7 herein (Most Favored Nation).

3. DUTIES OF MCI WORLDCOM.

         MCI WorldCom will have the following duties during the term of this
Agreement:

         3.1 PROMOTION AND SUBSCRIPTION. MCI WorldCom will use commercially reasonable efforts to actively endorse, promote and sell the Service (including subscription renewals) in the Territory and will devote personnel and resources to effectively promote the Service as contemplated herein. MCI WorldCom will identify and register MCI WorldCom Subscribers in accordance with this Agreement. MCI WorldCom will not specifically direct promotional activities at existing Subscribers so as to encourage them to discontinue their then-current subscriptions and become MCI WorldCom Subscribers. MCI WorldCom will perform its duties hereunder in a diligent and businesslike manner and will refrain from any activity or action that would reasonably be expected to damage the reputation of Metricom or the Service.

         3.2 MCI WORLDCOM RESELLERS. MCI WorldCom may grant to third parties (the "MCI WorldCom Resellers") the right to resell the Service to MCI WorldCom Subscribers and to other resellers of the Service, which other resellers will thereby become MCI WorldCom Resellers; provided that (a) MCI WorldCom will retain the same obligations with regard to MCI WorldCom Subscribers registered by MCI WorldCom Resellers that MCI WorldCom has with respect to MCI WorldCom Subscribers registered by MCI WorldCom under this Agreement and (b) MCI WorldCom or a MCI WorldCom Reseller will enter into a written agreement with each such MCI WorldCom Reseller that provides at least as much protection of Metricom's proprietary rights (including Metricom's intellectual property rights) as this Agreement.

         3.3 MATERIALS FOR SUBSCRIBERS.

                  (a) PROMOTIONAL MATERIALS. To supplement MCI WorldCom's sales efforts, Metricom shall prepare and disseminate the Promotional Materials no later than March 31, 2000. MCI WorldCom will have the option to distribute to prospective Subscribers any Promotional Materials provided to Metricom by MCI WorldCom. Metricom retains all right, title, and interest in and to all Promotional Materials, and to all Metricom Marks contained in such materials. All promotional materials prepared by Metricom will be consistent with industry standards.

                  (b) SUBSCRIBER DOCUMENTATION. Metricom will prepare and deliver to MCI WorldCom the Subscriber Documentation. MCI WorldCom will make available the then-current version of the Subscriber Documentation (as identified by Metricom) to all MCI WorldCom Subscribers. Metricom hereby grants MCI WorldCom a nonexclusive, nontransferable, license without right of sublicense in the Territory, to (i) reproduce, distribute and display the Subscriber Documentation in connection with its obligations under this Agreement and (ii) modify the Subscriber Documentation solely as necessary to incorporate the Subscriber Documentation into documentation prepared by MCI WorldCom for MCI WorldCom Subscribers ("MCI WorldCom

Subscriber Documentation"), provided that MCI WorldCom does not alter or modify any substantive provision of the Subscriber Documentation without the prior written consent of Metricom. Notwithstanding the foregoing, MCI WorldCom and MCI WorldCom Resellers may sublicense to MCI WorldCom Resellers a nonexclusive, nontransferable, license in the Territory to reproduce, distribute and display the Subscriber Documentation and MCI WorldCom Subscriber Documentation to MCI WorldCom Subscribers. Metricom will retain all right, title, and interest in and to all Subscriber Documentation, and all Marks contained in such materials except to the extent that MCI WorldCom Subscriber Documentation contains any MCI WorldCom Marks which shall remain the exclusive property of MCI WorldCom.

                  (c) RESTRICTIONS. Nothing herein will be construed as granting to MCI WorldCom or any MCI WorldCom Reseller any proprietary rights (including any intellectual property rights) to any Promotional Materials, Subscriber Documentation or any Marks therein.

                  (d) TERMS OF SERVICE. MCI WorldCom will, and will obligate each MCI WorldCom Reseller to, create terms of service applicable to each MCI WorldCom Subscriber's use of the Service that includes terms substantially similar to those set forth on Exhibit D, subject to changes mutually agreed to by MCI WorldCom and Metricom.

         3.4 BILLING. Metricom will not be obligated to provide customer-billing services for MCI WorldCom Subscribers.

         3.5 NO OTHER WARRANTIES. MCI WorldCom is not entitled to, and will not without Metricom's prior express written consent, make any representations, warranties or guarantees concerning the Service other than the warranties provided by Metricom to MCI WorldCom hereunder.

         3.6 CUSTOMER RELATIONSHIP; FIRST LEVEL SALES SUPPORT. MCI WorldCom or the applicable MCI WorldCom Reseller will supply first level sales support to MCI WorldCom Subscribers. Such first level sales support will consist of the following: (a) responding to questions from MCI WorldCom Subscribers about the features and prices of the Service; (b) introducing MCI WorldCom Subscribers to new features of the Service as such features become available; and (c) providing such other sales support as Metricom may, from time to time, reasonably request.

         3.7 FIRST LEVEL CUSTOMER SUPPORT. MCI WorldCom or the applicable MCI WorldCom Reseller will, in a diligent manner consistent with industry standards, supply first level customer support, which shall be defined as all interaction with MCI WorldCom Subscribers. If MCI WorldCom or the applicable MCI WorldCom Reseller is not able to sufficiently address a MCI WorldCom Subscriber's support request because of its technical nature, MCI WorldCom or the applicable MCI WorldCom Reseller may request assistance from the Metricom customer service department as provided in Section 4.4.

         3.8 COMPLIANCE WITH LAWS. In performing its duties under this Agreement, MCI WorldCom will at all times comply with all applicable federal, state, and local laws and will not engage in any illegal or unethical practices.

         3.9 BRANDING. The Service shall be co-branded by MCI WorldCom (or MCI WorldCom Resellers) and Metricom. MCI WorldCom and all MCI WorldCom Resellers will display the Ricochet brand, in a manner visible to MCI WorldCom Subscribers, on the modem connection window, in documentation distributed to any MCI WorldCom Subscribers and on any sales support documents prepared by MCI WorldCom or any MCI WorldCom Reseller, provided that MCI WorldCom's (or the applicable MCI WorldCom Resellers') brand may be the primary brand visible to MCI WorldCom Subscribers [ *** ]. MCI WorldCom will provide a quarterly forecast of all such marketing and branding expenses. Metricom will work with MCI WorldCom and each MCI WorldCom Reseller in good faith to ensure that MCI WorldCom's or the applicable MCI WorldCom Resellers' brand has prominence in any and all materials made available to MCI WorldCom Subscribers. As partial consideration for this obligation of MCI WorldCom and MCI WorldCom Resellers, Metricom agrees that it shall impose co-branding obligations on any other resellers of the Service substantially similar to those imposed on MCI WorldCom and MCI WorldCom Resellers herein.

4. DUTIES OF METRICOM.

         4.1 SERVICE TO SUBSCRIBERS. Metricom will provide the Service to the MCI WorldCom Subscribers in accordance with the service performance standards set forth in Schedule 4.1. To the extent that Metricom does not maintain the Quality of Service set forth in Schedule 4.1 for more than [ *** ] of the time over the course of a calendar month, MCI WorldCom's obligations under Section 5.2(a) shall be reduced pro rata for the amount of time that the Quality of Service commitment is not met during the relevant month. Metricom shall have thirty days following written notice from MCI WorldCom to bring the Service back into conformance with Schedule 4.1. If, following such thirty day period, the Affected Percentage (as defined below) is less than [ *** ] Metricom's obligations in Section 5.2 shall be reduced by a percentage equal to [ *** ] during the period in which the Service is not in conformance with Schedule 4.1. If, following such thirty day period, the Affected Percentage is [ *** ] or greater, Metricom's shall have no obligations under Section 5.2 during the period in which the Service is not in conformance with Schedule 4.1. If, following such thirty day period, the Affected Percentage is greater than [ *** ] for any period of three consecutive calendar months or for any period of two consecutive calendar months more than twice during any Agreement Year, MCI WorldCom shall have the option, which expires after fifteen (15) days from the date that such period ends, of terminating this Agreement under Section 8.3. For the purposes of this Section 4.1, the "Affected Percentage" means the total population in that portion of the GSA covered by the Service for which Metricom has not satisfied its Quality of Service obligations under this Section 4.1, divided by the total population of all GSAs in which the Service is offered. Notwithstanding the foregoing, MCI WorldCom obligations under Section 5.1 will continue during the term of this Agreement, regardless of whether Metricom is in compliance with Schedule 4.1.

         4.2 SECOND LEVEL SALES SUPPORT. Metricom will supply co-branded advertising and promotion as set forth on Exhibit B in order to support MCI WorldCom's sales force. In addition, Metricom will also provide the sales support to MCI WorldCom's corporate direct sales teams as set forth on Exhibit B.



--------------------
* Confidential Treatment Requested

         4.3  MODEM MANUFACTURERS.

                  (a) Metricom will negotiate in good faith with any modem manufacturers identified by MCI WorldCom to enter into an appropriate manufacturing agreement such that MCI WorldCom may acquire modems from such manufacturer that are compatible with the Service. The terms and conditions of any such agreement will be determined solely by the parties; provided that Metricom will not charge any such manufacturer a royalty in excess of [ *** ] on any modem sold to MCI WorldCom by such manufacturer.

                  (b) In addition, if Metricom elects to manufacture modems or obtain modems from a third party, other than those modem manufacturers identified by MCI WorldCom, Metricom shall offer those modems to MCI WorldCom for MCI WorldCom's resale to MCI WorldCom Subscribers, either directly or through MCI WorldCom Resellers, at Metricom's real and actual cost, including handling.

         4.4 SECOND AND THIRD LEVEL CUSTOMER SUPPORT. If MCI WorldCom or the applicable MCI WorldCom Reseller is not able to adequately resolve a customer support request, MCI WorldCom or the applicable MCI WorldCom Reseller may request assistance from Metricom, which assistance will be provided directly to MCI WorldCom or the applicable MCI WorldCom Reseller and not to any MCI WorldCom Subscriber. MCI WorldCom or the applicable MCI WorldCom Reseller may only refer a MCI WorldCom Subscriber directly to the Metricom customer service department with Metricom's prior approval. Metricom will, in a diligent manner consistent with industry standards, supply second and third level customer support to MCI WorldCom and MCI WorldCom Resellers as set forth on Exhibit C.

         4.5  NETWORK DEPLOYMENT.

                  (a) Metricom will deploy the network infrastructure necessary to provide the Service substantially in accordance with the Deployment Schedule; provided that the Deployment Schedule will be adjusted on a day-for-day basis for any delay in the Closing Date under the Purchase Agreement beyond September 1, 1999.

                  (b) If the Deployment Schedule is delayed or Metricom's actual deployment of the network infrastructure necessary to provide the Service occurs more slowly than called for by the Deployment Schedule, the parties will work together in good faith to modify MCI WorldCom's Guaranteed Subscribers accordingly; provided that if such delay exceeds twelve (12) months, Section 5.2 will terminate and be of no further effect and MCI WorldCom shall have the option to terminate this Agreement under Section 8.3.

                  (c) To the extent reasonably requested by Metricom, MCI WorldCom will provide confirmation to Metricom's potential equipment and services vendors of MCI WorldCom's commitment to the guaranteed volume of MCI WorldCom Subscribers and to the Deployment Schedule.



--------------------
* Confidential Treatment Requested

                  (d) Metricom will use its best efforts to locate its wireless access points ("WAPs") at locations where MCI WorldCom owns fiber network facilities consistent with Metricom's provision of services at a level consistent with Schedule 4.1. A list of such facilities is provided under
Schedule 4.5, which list may be amended by MCI WorldCom from time to time.

         4.6 COMPLIANCE WITH LAWS. In performing its duties under this Agreement, Metricom will at all times comply with all applicable federal, state, and local laws and will not engage in any illegal or unethical practices.

         4.7 OSS INTERFACE. Metricom will develop and provide to MCI WorldCom an Operational Support System ("OSS") interface that will permit MCI WorldCom to add a customer, delete a customer and change customer service levels at least ninety (90) days before commercial availability of the Service. Such interface shall provide MCI WorldCom with the ability to perform mass adds, deletes and changes electronically.

5. PRICING AND PAYMENTS.

         5.1 INVOICING, PRICING, PAYMENTS. Metricom will invoice MCI WorldCom monthly in arrears. The monthly fees for MCI WorldCom Subscribers, based on [ *** ]. The monthly fee applicable to the MCI WorldCom Subscribers will be based on the number of Total Net Cumulative MCI WorldCom Subscribers [ *** ]. The [ *** ] pricing set forth on Schedule 5.1 is not retroactive [ *** ]. MCI WorldCom will make each monthly payment to Metricom (including applicable Franchise Fees as described below) not later than the forty-fifth (45th) calendar day after the receipt of the applicable invoice.

         5.2  GUARANTEED MINIMUM PAYMENTS.

                  (a) Subject to Section 4.5(b), in the event that MCI WorldCom's Total Net Cumulative MCI WorldCom Subscribers at the expiration of each quarter does not exceed the Guaranteed Subscribers for that quarter, as set forth in Schedule 1.7, Metricom shall invoice, and MCI WorldCom shall remit payment of the monthly fees, for [ *** ].

                  (b) Metricom expects that the number of MCI WorldCom Subscribers will be less than [ *** ] of the total number of Subscribers. If the number of MCI WorldCom Subscribers during any Agreement Year exceeds [ *** ] of the total number of Subscribers, then MCI WorldCom's payment obligations under this Section 5.2 for such Agreement Year shall be the lesser of (i) the total amount received by Metricom from Subscribers other than MCI WorldCom Subscribers during such Agreement Year and (ii) the Guaranteed Subscriber revenue for the applicable Agreement Year.

                  (c) To the extent that MCI WorldCom makes payments to Metricom under Section 5.1 during an Agreement Year [ *** ] to Metricom under 5.2(a) during such Agreement Year, MCI WorldCom's aggregate obligation under Section 5.2(a) during subsequent



--------------------
* Confidential Treatment Requested

Agreement Years [ *** ]; provided that this Section 5.2(c) shall not affect MCI WorldCom's obligations under Section 5.1 in any Agreement Year.

                  (d) To the extent that MCI WorldCom makes payments to Metricom under Section 5.2(a) during an Agreement Year [ *** ] to Metricom under 5.1 during such Agreement Year, MCI WorldCom's aggregate obligation under Section
5.1 during subsequent Agreement Years [ *** ], provided that this Section 5.2(d) shall not affect MCI WorldCom's obligations under Section 5.2(a) in any Agreement Year.

                  (e) If the Agreement Year does not begin on July 1, then MCI WorldCom's obligation in Year 5 under this Section 5.2 shall be pro-rated based on the period from the first day of the Agreement Year through June 30, 2005.

         5.3 PAYMENTS; REPORTS. Each Metricom invoice will be accompanied by a report prepared by Metricom stating (a) the number of new MCI WorldCom Subscribers registered [ *** ], (b) the number of MCI WorldCom Subscribers whose subscriptions terminated [ *** ] (c) the number of Total Net Cumulative MCI WorldCom Subscribers [ *** ], (d) the aggregate number of Total Net Cumulative MCI WorldCom Subscribers that have registered for Restricted and for Unrestricted Roaming and (e) any additional information necessary to support the format of the MCI WorldCom invoice to any MCI WorldCom Reseller or MCI WorldCom Subscriber.

         5.4 LICENSES, EXPENSES, AND TAXES. Metricom will obtain and maintain, at its own expense, right of way and similar licenses, registrations, permits, and approvals needed for it to deploy its network. MCI WorldCom (or the applicable MCI WorldCom Reseller) will obtain and maintain, at its own expense, any additional licenses, registrations, permits, and approvals related to the use of the Service by any MCI WorldCom Subscriber that Metricom cannot obtain because it is not the contracting party with the Subscriber. Except as otherwise set forth herein, both Parties will pay all marketing and advertising costs and all expenses of its office, employees, and other activities under this Agreement. MCI WorldCom will be solely responsible for payment of any and all federal, state and local taxes arising from or imposed on the payments made by MCI WorldCom Subscribers to MCI WorldCom under this Agreement.

         5.5 ROAMING. The pricing set forth in Section 5.1 is applicable only to each MCI WorldCom Subscriber's use of the Service within one pre-defined GSA (based on the location designated by the MCI WorldCom Subscriber). Upon MCI WorldCom's request, Metricom will upgrade or downgrade any MCI WorldCom Subscriber's subscription to include either Regional Roaming or Unrestricted Roaming. The additional fees will be [ *** ] for Regional Roaming and [ *** ] for Unrestricted Roaming.

         5.6 FRANCHISE FEES. MCI WorldCom acknowledges that Metricom, as a function of its right-of-way agreements with certain municipalities, may owe various municipalities franchise fees ("Franchise Fees") in connection with the use of the Service by MCI WorldCom Subscribers. Metricom will inform MCI WorldCom in advance, via a computer file, of the



--------------------
* Confidential Treatment Requested

Franchise Fees applicable to MCI WorldCom Subscribers for each nine-digit zip code in which Subscribers can access the Service. MCI WorldCom will collect from the affected MCI WorldCom Subscribers and remit to Metricom the applicable Franchise Fees. Metricom will remit the full amount of the collected Franchise Fees to the appropriate jurisdictions. Metricom shall indemnify and hold harmless MCI WorldCom and MCI WorldCom's Resellers from any third-party claims based on Metricom's failure to remit such Franchise Fees to the appropriate municipality.

         5.7 MOST FAVORED NATION. So long as this Agreement remains in effect, Metricom agrees that MCI WorldCom shall receive most favored terms with respect to the pricing and performance of all services provided hereunder (considered in the aggregate) as compared to any other Metricom reseller [ *** ]. If the Total Net Cumulative MCI WorldCom Subscribers is [ *** ] than the number of Total Net Cumulative Subscribers (including committed minimum Subscribers) obtained by Metricom through other individual resellers (including any other investor in the Company) offering substantially the same service, [ *** ]. If MCI WorldCom is able to secure lower per unit pricing for [ *** ] from its obligations under
Section 5.2. For the purposes of this Section 5.7, a "Similar Service" means [ *** ].

         5.8 ANNUAL PRICE REVIEW. The Parties will conduct annual meetings during the term of this Agreement during which they will discuss whether the parties should amend the pricing, guaranteed subscriber numbers or other terms and conditions set forth in this Agreement.

6. COMMUNICATIONS SERVICES.

         6.1 MCI WORLDCOM SUBSCRIBERS. In connection with communications traffic generated by MCI WorldCom Subscribers, MCI WorldCom will provide carriage over its communications network (including installation of any necessary telecommunications lines or equipment) of the data traffic generated by MCI WorldCom Subscribers in connection with the Service at no charge to Metricom for the following communication segments:

                  WAP to Network Internet Facility ("NIF")
                  NIF to Internet

         6.2 OTHER SUBSCRIBERS. MCI WorldCom will lease to Metricom, at MCI WorldCom's competitive wholesale rates appropriate to Metricom's volume of use and length of commitment, communications capacity for data traffic generated by Subscribers other than MCI WorldCom Subscribers in connection with the Service. The Parties will execute a separate agreement for the provision of such services by MCI WorldCom.

7. CONFIDENTIALITY.

         7.1 For the purposes of this Agreement, "Confidential Information" means information about the disclosing party's business or activities that is proprietary and confidential, which includes all business, financial, technical, non-technical and other information of a party marked



--------------------
* Confidential Treatment Requested
or designated by such party as "confidential" or "proprietary"; or information which, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as confidential. Confidential Information also includes proprietary or confidential information of any third party that may disclose such information to either party in the course of such party's business.

         7.2 Confidential Information will not include information that (a) is in or enters the public domain without breach of this Agreement, (b) the receiving party lawfully receives from a third party without restriction on disclosure and without breach of a nondisclosure obligation (c) is approved for release by written authorization of the disclosing party (d) the receiving party knew prior to receiving such information from the disclosing party or develops independently without reference to the disclosing party's Confidential Information as shown by the receiving party's files and records immediately prior to the time of disclosure or (e) is independently developed by the receiving party without reference to Confidential Information.

         7.3 By virtue of this Agreement, each party hereto may disclose to the other any information that is Confidential Information. Such Confidential Information will be governed by the terms of this Section 7. Each party agrees to use the Confidential Information of the other party solely to the extent necessary to fulfill its obligations or exercise its rights hereunder, and not for any other purpose.

         7.4 Each party agrees (a) that it will disclose such Confidential Information only to its employees, agents and contractors with a need to know such Confidential Information and who have obligations of confidentiality not to use such confidential Information for any purpose except as expressly permitted hereunder, (b) that it will not disclose to any third party or use any Confidential Information disclosed to it by the other except as expressly permitted in this Agreement, and (c) that it will take all reasonable measures to maintain the confidentiality of all Confidential Information of the other party in its possession or control, which will in no event be less than the measures it uses to maintain the confidentiality of its own information of similar importance.

         7.5 Notwithstanding the foregoing, each party may disclose Confidential Information (a) to the extent required by a court of competent jurisdiction or other governmental authority or otherwise as required by law, provided that the receiving party uses reasonable efforts to provide the disclosing party with prior notice of such obligation to disclose and reasonably assists in seeking a protective order thereof or (b) on a "need-to-know" basis under an obligation of confidentiality to its legal counsel, accountants, banks and other financing sources and their advisors.

         7.6 Within fifteen (15) days of receipt of a written request for the return of Confidential Information, all disclosing party's Confidential Information and all copies thereof in receiving party's possession or control will be returned to disclosing party or destroyed by receiving party at disclosing party's instruction. Receiving party will then certify the same in writing and that no copies have been retained by receiving party, its employees, agents or contractors.

         7.7 Each party acknowledges that unauthorized disclosure or use of the Confidential Information may cause irreparable harm to the other party for which recovery of money damages would be inadequate, and the other party will therefore be entitled to seek timely injunctive relief to protect its rights under this Agreement, in addition to any and all remedies available at law.

         7.8 The terms and conditions of this Agreement will be deemed to be the Confidential Information of each party and will not be disclosed without the written consent of the other party.

         7.9 Any MCI WorldCom Subscriber information including, but not limited to, names, addresses, ZIP codes, marketing plans, and competitive information, provided by MCI WorldCom to Metricom for the purpose of compliance with local, state or federal law or for any other purpose, shall be considered Confidential and Proprietary to MCI WorldCom. Metricom will not use such MCI WorldCom Subscriber information in any manner that is not expressly permitted under this Agreement without the express written permission of an authorized MCI WorldCom employee or in violation of applicable law or regulation. Notwithstanding the foregoing, Metricom may use MCI WorldCom Subscriber information in aggregate form for internal business purposes provided that Metricom does not use any identifying personal information. Nothing in this Agreement shall be construed to override or supersede requirements promulgated pursuant to the Telecommunications Act of 1996 (the "Act") and lawfully in effect, with respect to the treatment of Customer Proprietary Network Information (as defined in the Act).

8. TERM AND TERMINATION.

         8.1 INITIAL TERM AND RENEWAL. The term of the Agreement will commence on the Effective Date and will continue in full force until June 30, 2005 unless earlier terminated in accordance with Section 8.2 or 8.3.

         8.2 TERMINATION FOR CAUSE BY METRICOM. Metricom will have the right to terminate this Agreement upon written notice to MCI WorldCom if MCI WorldCom breaches any of its material duties or obligations under provisions of this Agreement and has not cured such breach within thirty (30) days after receipt of written notice thereof.

         8.3 TERMINATION FOR CAUSE BY MCI WORLDCOM. MCI WorldCom will have the right to terminate this Agreement upon written notice to Metricom if Metricom breaches any of its material duties or obligations under provisions of this Agreement, and has not cured such breach within thirty (30) days after receipt of written notice thereof.

9. EFFECT OF EXPIRATION OR TERMINATION.

         9.1 END OF AUTHORITY; RETURN OF PROPERTY; END OF GUARANTEED SUBSCRIBER COMMITMENT. Except as expressly provided herein, upon expiration or termination of this Agreement for any reason, MCI WorldCom's authority to act as a reseller on behalf of Metricom, to register Subscribers and to use the Marks described in
Section 10 will immediately cease. MCI WorldCom will promptly return to Metricom all tangible copies of Promotional

Materials and Subscriber Documentation in MCI WorldCom's possession or control and delete or erase any electronic copies, and certify in writing to Metricom that it has fully complied with these requirements; provided, that MCI WorldCom may retain one copy thereof for archival purposes. In additional MCI WorldCom's Guaranteed Subscriber obligation shall immediately cease upon expiration or termination.

         9.2 MCI WORLDCOM SUBSCRIBERS. In the event that the term of a MCI WorldCom Subscriber agreement with MCI WorldCom or a MCI WorldCom Reseller extends beyond the expiration or termination of this Agreement, this Agreement shall continue in effect to the extent required to provide Service to such MCI WorldCom Subscriber(s) for a period of [ *** ] following the expiration or termination of this Agreement or the expiration of the last MCI WorldCom Subscriber agreement, whichever occurs first.

         9.3 SURVIVAL. Notwithstanding anything to the contrary in this Agreement, Sections 1, 5.1, 5.3, 5.4, 5.5, 5.6, 7, 9, 10 (except for the trademark license granted therein), 11, 12, 13, 14 and 15 will survive expiration or earlier termination of this Agreement.

10. TRADEMARKS.

         During the term of this Agreement, MCI WorldCom will have a non-transferable, non-exclusive right to use the Marks of Metricom, provided that such use is solely in order to fulfill MCI WorldCom's obligations under this Agreement. Except for the limited right to use Metricom's Marks as set forth in this Section 10, nothing in this Agreement will be construed to grant MCI WorldCom any right, title or interest in and to Metricom's Marks. MCI WorldCom acknowledges Metricom's exclusive ownership of Metricom's Marks and agrees not to take any action inconsistent with such ownership. MCI WorldCom will not adopt, use or attempt to register any trademarks, service marks or trade names that are confusingly similar to the Metricom Marks set forth on
Schedule 10. MCI WorldCom will comply with any written trademark policies or guidelines concerning use of Metricom's Marks that Metricom furnishes to MCI WorldCom from time to time. MCI WorldCom will provide to Metricom, at no cost to Metricom and prior to any use, examples of MCI WorldCom's use of Metricom's Marks and will obtain Metricom's written approval prior to such use, which approval shall not be unreasonably withheld, conditioned or delayed. Metricom shall not use MCI WorldCom's Marks for any reason without the express written approval of MCI WorldCom.

11. INDEPENDENT CONTRACTORS.

         MCI WorldCom and Metricom are independent contractors. Except in connection with the acquisition of Subscribers by MCI WorldCom according to the terms of this Agreement, neither party will have or represent that it has the right, power or authority to bind, contract or commit the other party or to create any obligation on behalf of the other party. This Agreement will not be deemed to create any agency, partnership, or joint venture between the parties.



--------------------
* Confidential Treatment Requested

12.  INDEMNITY.

         12.1 INDEMNIFICATION BY MCI WORLDCOM. MCI WorldCom will defend, indemnify and hold harmless Metricom, its affiliates, and their respective officers, directors, employees and agents from and against all claims, liabilities and expenses asserted by third parties (including reasonable attorneys expenses) to the extent arising out of (a) any breach by MCI WorldCom of any warranty made by MCI WorldCom under this Agreement; (b) any statement, representation or warranty made by MCI WorldCom relating to the Service that (i) was not approved in advance and in writing by Metricom or or (ii) differs from the representations and warranties made by Metricom in the then-current version of the Subscriber Documentation; or (c) the negligence or intentional misconduct of MCI WorldCom or any of its employees, agents or representatives. THIS SECTION CONSTITUTES METRICOM'S SOLE AND EXCLUSIVE REMEDY, AND MCI WORLDCOM'S SOLE OBLIGATION AND LIABILITY IN THE EVENT OF ANY THIRD PARTY CLAIM AGAINST METRICOM OF THE TYPE LISTED IN THIS SECTION.

         12.2 INDEMNIFICATION BY METRICOM. Metricom will defend, indemnify and hold harmless MCI WorldCom, its affiliates and their respective officers, directors, employees and agents from and against all claims, liabilities and expenses asserted by third parties (including reasonable attorneys' fees) to the extent arising out of (a) any breach by Metricom of any warranty made by Metricom under this Agreement or regarding the Service, or (b) the negligence or intentional misconduct of Metricom or any of its employees, agents or representatives. THIS SECTION CONSTITUTES MCI WORLDCOM'S SOLE AND EXCLUSIVE REMEDY, AND METRICOM'S SOLE OBLIGATION AND LIABILITY IN THE EVENT OF ANY THIRD PARTY CLAIM AGAINST MCI WORLDCOM OF THE TYPE LISTED IN THIS SECTION.

         12.3 The foregoing indemnities are conditioned on the indemnified party
(a) promptly notifying the indemnifying party in writing of such action or claim, (b) giving the indemnifying party sole control of the defense thereof and any related settlement negotiations, provided however, that any such settlement which imposes injunctive or other equitable relief binding upon the indemnified party will require the indemnified party's prior written consent (which consent may be granted or withheld in the sole discretion of the indemnified party), and
(c) cooperating and, at indemnifying party's reasonable request and expense, assisting in such defense.

         12.4 Notwithstanding any other provision of this Agreement, the indemnifying party's obligations under this Section will not extend to any third party claims for consequential, indirect, exemplary, special or incidental damages.

13. LIMITATION OF LIABILITY.

         IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY LOST PROFITS, LOSS OF DATA, OR OTHER CONSEQUENTIAL, INDIRECT, SPECIAL, INCIDENTAL, OR PUNITIVE DAMAGES ARISING FROM OR RELATING TO THIS AGREEMENT OR THE USE OR

PERFORMANCE OF THE SERVICE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR DAMAGES SUCH AS COMPENSATION OR DAMAGES FOR LOSS OF PRESENT OR PROSPECTIVE PROFITS OR REVENUES, LOSS OF ACTUAL OR ANTICIPATED COMMISSIONS, OR EXPENDITURES OR COMMITMENTS MADE IN CONNECTION WITH THE PERFORMANCE OF OBLIGATIONS UNDER THIS AGREEMENT. EXCEPT IN CONNECTION WITH THE INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 12 AND MCI WORLDCOM'S PAYMENT OBLIGATIONS UNDER SECTION 5, EACH PARTY'S TOTAL CUMULATIVE LIABILITY ARISING FROM OR RELATING TO THIS AGREEMENT, WHETHER IN CONTRACT, IN TORT, UNDER A THEORY OF STRICT LIABILITY OR OTHERWISE, WILL BE LIMITED TO THE AGGREGATE AMOUNT PAID TO METRICOM BY MCI WORLDCOM UNDER THIS AGREEMENT DURING THE TWELVE (12) MONTHS PRECEDING THE DATE THE CLAIM AROSE. METRICOM'S SUPPLIERS WILL HAVE NO LIABILITY OF ANY NATURE TO MCI WORLDCOM UNDER THIS AGREEMENT. EACH PARTY UNDERSTANDS AND AGREES THAT THE LIMITATIONS OF LIABILITY IN THIS AGREEMENT ARE REASONABLE AND A FUNDAMENTAL PART OF THIS AGREEMENT AND THAT NEITHER PARTY WOULD ENTER INTO THIS AGREEMENT WITHOUT SUCH LIMITATIONS.

14. DISCLAIMER OF WARRANTIES.

         METRICOM DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, REGARDING THE SERVICE, INCLUDING ANY AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE SERVICE WILL OPERATE ERROR-FREE OR WITHOUT INTERRUPTION.

15. GENERAL.

         15.1 NOTICES. All notices and consents required or permitted under this Agreement must be in writing; must be personally delivered or sent by registered or certified mail (postage prepaid), by private courier, or by facsimile (receipt confirmed and with a copy sent by registered or certified mail), in each case to the appropriate party at the address set forth below; and will be effective upon receipt. Each party may change its address and/or addressee for receipt of notices by giving notice of the new address and/or addressee to the other party.

           IF TO METRICOM, TO:                    IF TO MCI WORLDCOM, TO:

           Metricom, Inc.                         MCI WORLDCOM, Inc.
           980 University Avenue                  500 Clinton Center Drive
           Los Gatos, CA  95032                   Clinton, Mississippi  39056

           Facsimile: (408) 399-8274              Facsimile: (601) 460-8615
           Attention:  Timothy A. Dreisbach, CEO  Attention:  Charles T. Cannada

           Copy to:                               Copy to:

                  Kenneth L. Guernsey               P. Bruce Borghardt, Esq.
                  Cooley Godward LLP                MCI WORLDCOM, INC.
                  One Maritime Plaza                10777 Sunset Office Drive
                  20th Floor                        Suite 330
                  San Francisco, CA  94111-3580     St. Louis, MO  63127
                  Facsimile:  (415) 951-3699        Facsimile:  (314) 909-4101


         15.2 DISPUTE RESOLUTION. If any claim or controversy arises with respect to this Agreement or any of the subjects treated in this Agreement, each party will appoint a single representative with senior managerial responsibilities to meet and discuss in good faith the manner in which such final decisions should be made. The location, format, frequency, duration and conclusion of these discussions will be left to the discretion of the parties' representatives. The representatives may agree to utilize alternative dispute resolution procedures such as mediation to assist in such discussions. If the parties' representatives have not resolved such dispute or agreed upon the final decision to be made with respect to any such matter within fifteen (15) business days following their initial meeting, either party will have the right to submit the matter to binding, expedited arbitration in accordance with the arbitration provisions set forth below by giving notice to the other party.

                  (a) If either party has elected to submit any matter to binding, expedited arbitration, the matter will be resolved by arbitration in the Commonwealth of Virginia in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect on the date that notice of such election is given subject only to the following:

                           (i) Within ten (10) business days following the date
on which the party receiving notice of arbitration has received such notice, each party will select an arbitrator who has not performed serviced for such party, or Affiliate of such party, at any time within three (3) years prior to the date of selection. The two arbitrators so selected will thereupon designate a third arbitrator who has not performance services for either party at anytime within three (3) years prior to the date of designation within ten (10) business days following the date on which the later of the two arbitrators has been selected. Each arbitrator must have experience in the communications industry or other experience relevant to the resolution of the dispute.

                           (ii) Each party will have fifteen business days from
delivery of the arbitration notice to deliver a written argument and a proposed resolution of the matter to be arbitrated to the arbitrators. Failure to deliver a written argument as required will be a default and the defaulting party will not be entitled to prevail in such arbitration. If both parties fail to deliver a written argument as required, the arbitrators will be deemed to have been discharged and the fees and expenses of the arbitrators (if any) will be borne equally by both parties.

                           (iii) The arbitrators will render a decision by
majority vote on the matter to be arbitrated within fifteen (15) business days following the last date on which written argument may be timely received pursuant to Section 15.2(a)(ii). In any arbitration requiring a valuation of the amount of costs or fixation of the amount of expenditures, the arbitrators will be directed to choose a valuation or fixation of such amount as argued by either party on each separate issue being arbitrated and will have no discretion to value costs of fix expenditures at any other amounts.

                           (iv) The decision of the arbitrators will be binding
and conclusive and each party will be barred from challenging the decision except on grounds of fraud. The decision will be enforceable by entry of judgment upon the arbitrators' determination pursuant to Federal Arbitration Act, 9 U.S.C. Section 1 et seq., in the applicable U.S. District Court. The relief granted by the presiding arbitrators will not include equitable relief.

                           (v) Each party will bear the cost of the fees and
expenses of its selected arbitrator. The fees and expenses of the third arbitrator designated by the other two arbitrators will be borne equally by the parties. The primarily prevailing party in the arbitration will be entitled to recover from the other party the reasonable fees and costs of outside counsel retained by the primarily prevailing party to prepare and assist in its case and represent it in the arbitration. Notwithstanding the foregoing, if neither party primarily prevails in any such arbitration, then each party shall be responsible for paying its own attorneys fees and costs.

         15.3 SEVERABILITY. If any provision of this Agreement is held by a court of law to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining provisions of this Agreement will not be affected or impaired thereby and the illegal, invalid, or unenforceable provision will be deemed modified such that it is legal, valid, and enforceable and accomplishes the intention of the parties to the fullest extent possible.

         15.4 WAIVERS. The failure of either party to enforce any provision of this Agreement, unless waived in writing by such party, will not constitute a waiver of that party's right to enforce that provision or any other provision of this Agreement.

         15.5 ASSIGNMENTS. Neither party may assign or transfer any of its rights under this Agreement to any third party, by operation of law or otherwise, without the prior written consent of the other party, provided however, that MCI WorldCom may assign this Agreement to an Affiliate of equal or greater financial strength as MCI WorldCom without consent but upon written notice to Metricom. Any attempted assignment or transfer in violation of the foregoing will be void. This Agreement will be binding upon, and inure to the benefit of, the successors and permitted assigns of the parties.

         15.6 CONSTRUCTION. There are no intended third party beneficiaries of this Agreement. The headings of Sections and subsections of this Agreement are for convenience and will not be construed to alter the meaning of any provision of this Agreement. Unless otherwise expressly stated, the word "including" when used in this Agreement means "including but not limited to."

         15.7 ENTIRE AGREEMENT AND AMENDMENTS. This Agreement constitutes the entire agreement between the parties and supersedes all previous written or oral communications or understandings between them relating to the subject matter of this Agreement. This Agreement may be amended only in writing signed by both parties.

         15.8 COUNTERPARTS. This Agreement may be executed in identical counterparts, each of which will be an original and which together will constitute the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.



METRICOM, INC.                                MCI WORLDCOM, INC.



By:                                           By:
   ---------------------------------------       -------------------------------
    Timothy A. Dreisbach                          John W. Sidgmore
    President and Chief Executive Officer         Vice-Chairman






























                      SIGNATURE PAGE TO RESELLER AGREEMENT

                                  SCHEDULE 1.3


                                     [ *** ]


------------------------------------------------------------------------------------------------------------------------
           COMMERCIALLY                          CUMULATIVE # OF GSA'S                       GSAS WHERE SERVICE
            READY DATE                                                                        WILL BE DEPLOYED
------------------------------------------------------------------------------------------------------------------------
          June 30, 2000                                   12                                   Phase I Cities
------------------------------------------------------------------------------------------------------------------------


                                     [ *** ]


--------------------------------------------------------------------------------------------------
PHASE I CITIES                                                   TOTAL SQUARE MILES COVERED
--------------------------------------------------------------------------------------------------
Atlanta, GA                                                                  853
--------------------------------------------------------------------------------------------------
Baltimore, MA                                                                470
--------------------------------------------------------------------------------------------------
Chicago, IL                                                                 1,320
--------------------------------------------------------------------------------------------------
Dallas/Ft.Worth, TX                                                         1,358
--------------------------------------------------------------------------------------------------
Houston, TX                                                                 1,120
--------------------------------------------------------------------------------------------------
Los Angeles/Orange County, CA                                               2,300
--------------------------------------------------------------------------------------------------
New York, NY/New Haven, CT                                                  2,700
--------------------------------------------------------------------------------------------------
Phoenix, AZ                                                                  872
--------------------------------------------------------------------------------------------------
San Diego, CA                                                                668
--------------------------------------------------------------------------------------------------
San Francisco Bay Area                                                      1,253
--------------------------------------------------------------------------------------------------
Seattle, WA/Puget Sound                                                      650
--------------------------------------------------------------------------------------------------
Washington, D.C.                                                             900
--------------------------------------------------------------------------------------------------


                                     [ *** ]


For the purposes of this Schedule 1.3, the network will be commercially ready in a GSA when the network through which Metricom will provide the Service covers
[ *** ].











--------------------
* Confidential Treatment Requested

                                  SCHEDULE 1.5

                                     [ *** ]









































--------------------
* Confidential Treatment Requested

                                  SCHEDULE 1.7

                                     [ *** ]









































--------------------
* Confidential Treatment Requested

                                  SCHEDULE 4.1

                               QUALITY OF SERVICE
--------------------------------------------------------------------------------

1.       PERFORMANCE

         Peak Network Load Hour is defined [ *** ].

         Fixed Point Performance: During the Peak Network Load Hour, MCI WorldCom Subscribers will get [ *** ]. The network shall provide such performance to [ *** ] of devices inside homes, offices and hotels within the GSA that are above ground and [ *** ] the edge of the building.

         Mobile Performance: During the Peak Network Load Hour, a mobile Subscriber moving [ *** ]. The network shall provide such performance to [ *** ] within the GSA [ *** ].

         Fixed Point Performance and Mobile Performance shall be no worse than [ *** ].

2.       NETWORK UPTIME

         Network availability will be measured [ *** ]. Metricom shall provide availability at least [ *** ] of the time.

3.       NETWORK COVERAGE

         The network will provide indoor [ *** ] in each GSA set forth on
         Schedule 1.3, which shall [ *** ].

         Metricom will consider the network in a GSA ready for commercial operation when the network provides indoor [ *** ] within the Network Covered Area of the GSA.

         During the planning phase (prior to any deployment) of a GSA system to be built, Metricom shall describe its planned coverage areas to MCI WorldCom, and shall consider any MCI WorldCom comments on the proposed deployment plan.

         After deployment and prior to commencement of service, Metricom shall perform measurements to confirm that the planned coverage area is likely to be achieved in a loaded system. Techniques used to perform these measurements and assumptions used to predict coverage shall be described by Metricom to MCI WorldCom and Metricom shall consider any comments on the techniques by MCI WorldCom.



--------------------
* Confidential Treatment Requested

         After commencement of service, Metricom shall conduct on-going measurements and performance monitoring in order to verify the coverage area of the system during periods of maximum load. Techniques and assumptions used to verify the coverage area of the operational system shall be described by Metricom to MCI WorldCom, and Metricom shall consider MCI WorldCom's comments on such techniques.

         If shortfalls in the planned coverage area [ *** ] are found in the operational fully-loaded system, Metricom shall make modifications to expand the operational coverage area so that it conforms to the planned coverage area. Such work should be carried out on a commercially reasonable schedule, which Metricom shall supply to MCI WorldCom.

4.       NETWORK LATENCY

         Metricom will provide an average latency of [ *** ], with a standard deviation of [ *** ] during the Peak Network Load Hour.

         [   ***   ].


5.       PERFORMANCE MEASUREMENT

         Metricom agrees to work with MCI WorldCom to measure performance (and report quarterly on latency, availability, and throughput rates) [ *** ].

6.       EASE OF USE

         On an ongoing basis, Metricom will provide installation wizards or other tools to facilitate installation and configuration of the Service and Ricochet modems such that Ricochet modems will be at least as easy to install as comparable wireline modems. Normal user installations shall take less than [ *** ]. Metricom will agree to [ *** ].

7.       MODEMS

         The initial Metricom modem shall be capable of being commercially packaged in a device no larger than [ *** ].














--------------------
* Confidential Treatment Requested






                                       2.

                                  SCHEDULE 4.5

                      MCI WORLDCOM FIBER NETWORK FACILITIES
--------------------------------------------------------------------------------

                                     [ *** ]









































--------------------
* Confidential Treatment Requested

                                  SCHEDULE 5.1

                                     [ *** ]









































--------------------
* Confidential Treatment Requested

                                   SCHEDULE 10

                                   TRADEMARKS


RICOCHET

                                    EXHIBIT A

                          RICOCHET2 SERVICE DESCRIPTION

Ricochet2 mobile data services provides users with the data speeds at 128 Kbps, "always on" connections to the Internet and corporate LANs through wireless modems, flat-rate "all-you-can-use" pricing and no metered roaming fees. Ricochet lets users replicate their in-office experience remotely with secure corporate LAN access to applications such as email, databases, fax servers, and Intranet-based information.

                                    EXHIBIT B


SALES SUPPORT


ADVERTISING AND PROMOTION

Metricom will drive national brand awareness for Ricochet2, and provide an initial push for local lead generation and awareness in conjunction with GSA wave launches. Distribution partners will leverage Ricochet2 national brand awareness and drive local lead generation after initial push. Metricom will devote it's funding toward national advertising with public relations supporting core media relations and service launch activity.

1999 costs will include strategy, planning, baseline operations, minor events (press tours, right of way) and end of year production for 2000 launches.

o Given a national brand awareness push in the start of 2000, Metricom expects to undergo a branding exercise to test naming, positioning, messaging, attributes, benefit statements and image during the Summer of 1999. Metricom will retest/confirm branding messages prior to 2001 campaign.

o Metricom plans to launch national horizontal branding campaign [ *** ]. While the campaigns will be further defined based on a to be determined media strategy, Metricom expects the mix to include [ *** ]. In 2001, we have increased funding to cover a similar mix (to be adjusted based on first-year success). Funding to also cover any measurement programs.

o Local awareness and initial lead generation will be supported by a [ *** ]. We expect the local campaigns to include advertising and direct mail as follows (these programs will be further refined in conjunction with ad agency):

       [   ***   ].


CORPORATE DIRECT SALES TEAMS

Metricom will place up to two employees within each GSA for the purpose of supporting the sales efforts within the GSA. The employees will be trained as either a product specialist or field sales executive.





--------------------
* Confidential Treatment Requested

                                    EXHIBIT C

                                CUSTOMER SUPPORT



SECOND LEVEL CUSTOMER SUPPORT INCLUDES THE FOLLOWING:

         Support to MCI WorldCom in connection with customer support requests from MCI WorldCom Subscribers to MCI WorldCom.

THIRD LEVEL CUSTOMER SUPPORT INCLUDES THE FOLLOWING:

         Repair of the network in response to customer problems.

                                    EXHIBIT D

                                  TERMS OF USE

1. GENERAL INFORMATION AND AGREEMENT. The Ricochet(R) Wireless Communications Service ("Ricochet") is provided by Metricom, Inc.(R) ("Metricom"). By using Ricochet or by installing and accepting the Ricochet software, Subscriber agrees to these Terms of Use, which includes the license to use Ricochet, the purchase or rental terms for the modem and a disclaimer of warranty. Further, Subscriber agrees to use Ricochet and the modem in a manner consistent with these Terms of Use and with any and all applicable laws and regulations.

2. LICENSE TO USE RICOCHET. Subject to these Terms of Use, Subscriber will have a nonexclusive, nontransferable, nonassignable license to use Ricochet. The use of any Ricochet software or documentation related thereto are licensed, not sold, to Subscriber for Subscriber's use only under the terms of the license contained herein, and Metricom reserves any rights not expressly granted to Subscriber. For purposes hereof, "use" means to install Ricochet software in the memory of a computer and to execute any Ricochet software in RAM to access Ricochet.

3. EQUIPMENT AND SOFTWARE. Subscriber shall use the modem and Subscriber's own equipment to access Ricochet. Subscriber is responsible for all charges for Subscriber's use of any third party services via Ricochet, including any long distance telephone transmission and any information or service provider charges incurred by Subscriber during Subscriber's use of Ricochet that are not part of the Ricochet service Subscriber has selected. METRICOM SPECIFICALLY DISCLAIMS ANY RESPONSIBILITY FOR DETERMINING COMPATIBILITY BETWEEN EITHER RICOCHET OR THE MODEM AND ANY EQUIPMENT OR SOFTWARE PROVIDED BY SUBSCRIBER AND IN NO WAY WARRANTS THE CAPABILITIES OF ANY SUCH EQUIPMENT OR SOFTWARE IN THE USE OF RICOCHET OR THE MODEM. METRICOM FURTHER MAKES NO REPRESENTATIONS OR WARRANTIES THAT THE MODEM AND RICOCHET, TOGETHER WITH SUBSCRIBER'S EQUIPMENT, WILL ACHIEVE THE MAXIMUM NETWORK ACCESS SPEED SET FORTH IN ANY METRICOM DOCUMENTATION.

4. PROPRIETARY RIGHTS OF METRICOM. All right, title and interest in Ricochet and the materials included therewith belong to Metricom, except to the extent that third parties whose materials are made available via Ricochet possess copyright or other proprietary interests in such materials. Subscriber will not, by virtue of Subscriber's use of Ricochet, acquire any proprietary interest in Ricochet or of any materials included therewith or accessed thereby.

5. TERRITORIAL LIMITATIONS. Ricochet may only be used in the United States, Canada and Puerto Rico. Use outside of this territory is prohibited and may violate the export control laws of the United States. Subscriber agrees not to decompile, reverse engineer or disassemble any Ricochet software or the modem. Subscriber agrees not to modify, adapt, translate, incorporate into other works, rent, lease, loan, resell for profit, distribute, network or create derivative works based upon Ricochet, any Ricochet software or any part thereof, the modem, or any manuals or documentation related to Ricochet or the modem. Notwithstanding the foregoing, Subscriber may create client-side applications for Subscriber's internal business purposes that work in conjunction with Ricochet.

6. LIMITATIONS ON USE. Subscriber is solely responsible for Subscriber's content. Metricom acts as a passive conduit for Subscriber's online distribution and publication of Subscriber's information. However, Metricom reserves the right to take any actions that Metricom deems necessary or desirable, including without limitation immediately terminating Subscriber's access rights to Ricochet, if Metricom believes that Subscriber's content or materials or use of Ricochet, either alone or in connection with the products or services of others, exceeds any of the limitations set in these Terms of Use. Such actions include but are not limited to terminating Subscriber's Ricochet service.

Subscriber is solely responsible for the material Subscriber distributes or voluntarily receives while using Ricochet. Any materials Subscriber distributes or voluntarily receives through Subscriber's Ricochet service (a) shall not infringe on any third party's copyright, patent, trademark, trade secret or other proprietary rights or rights of publicity or privacy; (b) shall not violate any law, statute, ordinance or regulation (including without limitation the laws and regulations governing export control); (c) shall not be defamatory, trade libelous, unlawfully threatening or unlawfully harassing; (d) shall not be obscene or contain child pornography or, if otherwise pornographic or indecent, shall be distributed only to people legally permitted to receive such files; (e) shall not violate any laws regarding unfair competition, antidiscrimination or false advertising, (f) shall not impersonate another person with fraudulent or malicious intent, and (g) shall not contain any viruses, trojan horses, worms, time bombs, cancelbots or other computer programming routines that are intended to damage, detrimentally interfere with, surreptitiously intercept or expropriate any system, data or personal information. Subscriber may not take any action to the extent that such action that imposes an unreasonable or disproportionately large load on our infrastructure, including, without limitation, using Subscriber's account for web hosting, for remote application server hosting, for streaming application server hosting or for file server hosting.

7. LIMITATIONS ON NUMBER OF USERS AND ACCOUNT USAGE. Only one concurrent user may use Subscriber's account.

8. LIMITED WARRANTY AND DISCLAIMER OF WARRANTY. Metricom offers no warranties, express or implied, regarding the accuracy, sufficiency or suitability of Ricochet, its software or other Ricochet materials provided to Subscriber. Subscriber has the sole responsibility for inspecting and testing all services to Subscriber's satisfaction before using them with important data. Metricom makes no warranties or representations whatsoever regarding any goods or services provided by any third parties pursuant to Subscriber's use of Ricochet and Metricom shall not be a party to such transactions or be liable for any costs or damages arising out of, either directly or indirectly, the actions or inactions of such third parties. RICOCHET IS DISTRIBUTED ON AN "AS IS" BASIS WITHOUT WARRANTIES OF ANY KIND, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF TITLE AND NON-INFRINGEMENT. SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO SUBSCRIBER. THIS WARRANTY GIVES SUBSCRIBER SPECIFIC LEGAL

RIGHTS AND SUBSCRIBER MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

9. LIMITATION OF LIABILITY.

(a) Without limiting the generality of the foregoing Section 8, Metricom shall not be liable for any loss, injury, claim, liability or damage of any kind resulting in any way from (i) Subscriber's use of any equipment in connection with Ricochet, or (ii)the content of materials included with or accessed via use of Ricochet.

(b) IN NO EVENT SHALL METRICOM BE LIABLE TO SUBSCRIBER OR ANY THIRD PARTY FOR ANY CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES, INCLUDING BUT NOT LIMITED TO ANY LOST PROFITS, DATA, SAVINGS OR REVENUES, ARISING OUT OF OR IN CONNECTION WITH THESE TERMS AND CONDITIONS, WHETHER UNDER TORT, CONTRACT OR OTHER THEORIES OF RECOVERY, EVEN IF METRICOM HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. BECAUSE SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO SUBSCRIBER.

(c) In no event shall Metricom be liable to Subscriber or any third party for any amount in excess of the subscription price actually paid by Subscriber for the most recent year of service, whether under tort, contract, or other theories of recovery.

10. INDEMNITY. Subscriber shall indemnify Metricom against liability as well as against claims or demands, or damages, or costs or expenses (including but not limited to reasonable attorneys' fees) arising out of or in connection with Subscriber's breach of any limitation set forth in Sections 5 or 6 of these Terms of Use, or breach of any other provision of these Terms of Use, or Subscriber's violation of any duty imposed by law, or any such breach or violation by any person to whom Subscriber has given Subscriber's password or authorized or permitted to use Subscriber's Ricochet account in any way.

11. TERM. These Terms of Use shall be effective as of the date on which Subscriber installs the Ricochet software and accepts these terms and conditions. These Terms of Use shall remain effective until terminated as provided herein.

12. TERMINATION. Metricom reserves the right, at its sole discretion, immediately, without notice, and with or without cause to suspend or terminate Subscriber's access to and use of Ricochet, to delete all information related to Subscriber's Ricochet account upon any breach of the terms and conditions hereof by Subscriber. Either Subscriber or Metricom may terminate Subscriber's use of the Ricochet Service at any time without cause by sending notice to the other party.

13. U.S. GOVERNMENT END USERS. Ricochet is a "commercial item," as that term is defined at 48 C.F.R. 2.101, consisting of "commercial computer software" and "commercial computer software documentation," as such terms are used in 48 C.F.R. 12.212 and is provided to the U.S. Government only as a commercial end item. Consistent with 48 C.F.R. 12.212 and 48 C.F.R.

227.7202-1 through 227.7202-4, all U.S. Government end users acquire Ricochet with only those rights set forth herein.

14. MODIFICATION BY METRICOM. Upon delivery of e-mail or other written notice, Metricom may modify these Terms of Use and its operating rules. Without prior notice, Metricom, in its sole discretion, may discontinue or revise any or all other aspects of Ricochet.

15. SEVERABILITY. Should any provision of these Terms of Use be held by a court of law to be illegal, invalid or unenforceable, the legality, validity, and enforceability of the remaining provisions of these Terms of Use shall not be affected or impaired thereby.

16. NONWAIVER. The failure of any party to enforce any of these Terms of Use, unless waived in writing, shall not constitute a waiver of that party's right to enforce each of these Terms of Use.

17. ENTIRE AGREEMENT. These Terms of Use shall constitute the entire agreement between Metricom and Subscriber with respect to the subject matter hereof. These Terms of Use supersede all prior discussions, negotiations, or representations by the parties.